UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 16, 2012

Date of report (Date of earliest event reported)

Commission File No. 1-13300

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 720-1000

(Former name, former address and former fiscal year, if changed since last report)

(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 16, 2012, Capital One Financial Corporation (the “Company”) issued a press release announcing the redemption of certain trust preferred capital securities (the “Securities”), which will be redeemed on January 2, 2013. Section 171 of the Dodd-Frank Wall Street Reform and Consumer Protection Act mandates that Tier 1 capital credit for trust preferred securities be phased out over a three-year transition period starting on January 1, 2013.

The following Securities will be redeemed pursuant to redemption provisions relating to the occurrence of a capital treatment event, at a price equal to 100% of the aggregate principal amount of such Securities, plus accrued and unpaid distributions thereon to the date of redemption:

(i)	Capital One Capital III 7.686% Capital Securities issued August 1, 2006, due August 15, 2036, CUSIP 14042BAA4;

(ii)	Capital One Capital IV 6.745% Capital Securities issued February 5, 2007, due February 17, 2037, CUSIP 140422AA4;

(iii)	Capital One Capital V 10.25% Cumulative Trust Preferred Securities issued August 5, 2009, due August 15, 2039, CUSIP 14043CAB9;

(iv)	Capital One Capital VI 8.875% Cumulative Trust Preferred Securities issued November 13, 2009, due May 15, 2040, CUSIP 14043DAB7; and

(v)	Coastal Capital Trust II Floating Rate Preferred Securities, issued June 23, 2003, due June 30, 2033, CUSIP 190430AA6.

The following Securities will be redeemed pursuant to redemption provisions relating to optional redemption, at a price equal to 100% of the aggregate liquidation amount of such Securities, plus accrued and unpaid distributions thereon to the date of redemption:

Capital One Capital II 7.50% Enhanced Trust Preferred Securities issued June 6, 2006, due June 15, 2066, CUSIP 14041L204.

The following Securities will be redeemed pursuant to redemption provisions relating to optional redemption, at a price equal to 101.9035% of the aggregate liquidation amount of such Securities, plus accrued and unpaid distributions thereon to the date of redemption:

North Fork Capital Trust II 8.00% Capital Trust Pass-Through Securities issued December 10, 1997, due December 15, 2027, CUSIP 659437AA5.

The following Securities will be redeemed pursuant to redemption provisions relating to optional redemption, at a price equal to 102.451% of the aggregate liquidation amount of such Securities, plus accrued and unpaid distributions thereon to the date of redemption:

Reliance Capital Trust I 8.17% Capital Securities, issued April 28, 1998, due May 1, 2028, CUSIP 759454AC5, 759454AB7.

The complete terms and conditions of the redemption are as set forth in a notice to holders of the Securities, and the news release by which the Company made such announcement is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated November 16, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION
(Registrant)

Dated: November 16, 2012	By:	/s/ John G. Finneran, Jr.
John G. Finneran, Jr.
General Counsel and Corporate Secretary